Exhibit 32.3

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, David A. Flynn, Chief Executive Officer of Fusion-io, Inc. (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that, to my knowledge:

1) the Amendment No. 1 to the annual report on Form 10-K/A of the Company for the year ended June 30, 2011 (the “Report”) which this statement accompanies fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 2, 2011	/s/ DAVID A. FLYNN
David A. Flynn
Chief Executive Officer